Exhibit 10.4

THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT

THIS THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Agreement”) is entered into to be effective as of September 6, 2006, by and among GMH COMMUNITIES, LP, a Delaware limited partnership (“GMH Operating Partnership”), GMH COMMUNITIES TRUST, a Maryland real estate investment trust (the “Trust”), each Subsidiary of the Trust that is a borrower pursuant to Section 2.16 of the Credit Agreement defined below (individually, a “Subsidiary Borrower” and collectively, “Subsidiary Borrowers;” GMH Operating Partnership and Subsidiary Borrowers are individually called a “Borrower” and collectively called “Borrowers”), each lender party to the Credit Agreement (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

R E C I T A L S

A.            Reference is hereby made to that certain Credit Agreement dated as of November 8, 2004, executed by the Trust, Borrowers, the Lenders, and Administrative Agent (as amended, the “Credit Agreement”).

B.            Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

C.            The Trust, Borrowers, Administrative Agent, and Lenders desire to waive and modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Waiver. The Trust and Borrower failed to comply with Sections 7.10(b) and (c) (the “Coverage Ratios”) as of the fiscal quarter ending June 30, 2006 (the “Subject Period”). Subject to the terms and conditions set forth herein, Lenders waive compliance with the Coverage Ratios solely for the Subject Period; provided that this waiver is conditioned upon the Trust’s and Borrower’s compliance with the Coverage Ratios, as amended hereby. No waiver by Lenders under the Credit Agreement or any other Loan Document is granted except as expressly set forth above, and Lenders expressly reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in all other respects.

2.             Amendments to the Credit Agreement.

(a)           Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Applicable Rate” in its entirety and replace such definition with the following:

“Applicable Rate” means the following percentages per annum, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by Administrative Agent pursuant to Section 6.02(b):

		Eurodollar Rate +
Pricing Level	Leverage Ratio	Letters of Credit	Base Rate +
1	<0.45:1	1.625%	0.75%
2	>0.45:1 but ≤0.50:1	1.750%	1.00%
3	>0.50:1 but <0.55:1	1.875%	1.25%
4	>0.55:1 but <0.60:1	2.125%	1.50%
5	>0.60:1 but <0.65:1	2.375%	1.75%
6	>0.65:1	2.625%	2.00%

Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first (1st) Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 6 shall apply as of the first (1st) Business Day after the date on which such Compliance Certificate was required to have been delivered until and including the first (1st) Business Day immediately following the date such Compliance Certificate is actually delivered. The Applicable Rate in effect from the Third Amendment Effective Date through the date of delivery of the next Compliance Certificate delivered pursuant to Section 6.02(b) shall be determined based upon Pricing Level 3.

(b)           Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Consolidated EBITDA” in its entirety and replace such definition with the following:

“Consolidated EBITDA” means, for any period, for the Companies on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period; (ii) the provision for Federal, state, local and foreign income taxes payable by the Companies for such period; (iii) depreciation and amortization expense; (iv) other non-recurring expenses of the Companies reducing such Consolidated Net Income which do not represent a cash item in such period or any future period; and (v) commencing with the period ending June 30, 2006, all Special Investigation Expenses, minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of the Companies for such period; and (ii) all non-cash items increasing Consolidated Net Income for such period.

(c)           Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Funds from Operations” in its entirety and replace such definition with the following:

“Funds from Operations” means, for any Person for any period, the sum of net earnings (or loss) after taxes of such Person, plus depreciation and amortization expense (exclusive of amortization of financing costs), all as determined in accordance with GAAP; provided that there shall not be included in such calculation (a) any proceeds of any insurance policy other than rental or business interruption insurance received by such Person, (b) any gain or loss which is classified as “extraordinary” in accordance with GAAP, or (c) any capital gains and taxes on capital gains. Funds from Operations shall not be reduced by any Restricted Payment in respect of any preferred Equity Interests of such Person or by any Special Investigation Expenses.

(d)           Section 1.01 of the Credit Agreement is hereby amended to add the following definition of “Special Investigation Expenses” in the proper alphabetical order:

“Special Investigation Expenses” means, for any period, all non-recurring expenses deducted from Consolidated Net Income and paid in cash or to be paid in cash by Borrower in connection with (a) the investigative work conducted by the audit committee of the Trust and Borrower in connection with the Borrower’s 2005 financial restatement, which shall include additional audit and legal fees and expenses and any waiver fees paid in connection with the delivery of financial statements and (b) formation and operations of the special committee of the Trust and Borrower that is developing strategic alternatives for the Trust and/or Borrower.

(e)           Section 1.01 of the Credit Agreement is hereby amended to add the following definition of “Third Amendment Effective Date” in the proper alphabetical order:

“Third Amendment Effective Date” means September 6, 2006.

(f)            Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Total Asset Value” in its entirety and replace such definition with the following:

“Total Asset Value” means the sum of (a) as of any date of determination, the book value of the Student Housing Projects plus accumulated depreciation on such Student Housing Projects, as determined on a consolidated basis in accordance with GAAP, unless an MAI Appraisal Value is available, in which case such amount shall be lesser of (i) the book value of the Student Housing Projects plus accumulated depreciation on such Student Housing Projects, as determined on a consolidated basis in accordance with GAAP and (ii) the most recent MAI Appraisal Value of the Student Housing Projects, plus (b) Management Cash Flow Value, plus (c) the book value of other assets (excluding owned real estate captured in clause (a) above) owned by the Companies, as determined on a consolidated basis in accordance with GAAP; plus (d) GMH Operating Partnership’s and each Guarantor’s pro rata share of the book value of assets in joint ventures of such Person that own student housing properties; provided that, current assets (as determined in accordance with GAAP) that are incurred in the normal course of business shall be excluded from Total Asset Value; provided, further that, Management Cash Flow Value shall not exceed twenty percent (20%) of Total Asset Value.

(g)           Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Unencumbered Asset Value” in its entirety and replace such definition with the following:

“Unencumbered Asset Value” means an amount equal (a) the sum of (i) the aggregate book value of Unencumbered Properties plus (ii) accumulated depreciation of such

Unencumbered Properties, as determined on a consolidated basis in accordance with GAAP, unless an MAI Appraisal Value is available, in which case such amount shall be the lesser of (a) the sum of (i) the aggregate book value of Unencumbered Properties plus (ii) accumulated depreciation of such Unencumbered Properties, as determined on a consolidated basis in accordance with GAAP and (b) the most recent MAI Appraisal Value of the Unencumbered Properties.

(h)           Section 7.10(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(e)           Leverage Ratio. Permit the Leverage Ratio as of the end of any fiscal quarter of the Trust to be greater than (i) from the Third Amendment Effective Date through December 31, 2006, 70%, and (ii) after December 31, 2006, 60%.

(i)          The Schedules attached to Exhibit D of the Credit Agreement are hereby renumbered as Schedules 2, 3, and 4, and Schedule 2 and Schedule 4 to Exhibit D (as renumbered hereby) of the Credit Agreement are hereby amended and replaced with Schedule 2 and Schedule 4 attached hereto.

3.             Amendments to Credit Agreement and Other Loan Documents.

(a)           All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Agreement, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

(b)           Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.             Ratifications. Each Loan Party that is a party hereto (a) ratifies and confirms all provisions of the Loan Documents as amended by this Agreement, (b) ratifies and confirms that all guaranties and assurances, granted, conveyed, or assigned to the Administrative Agent and the Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Agreement and continue to guarantee and assure full payment and performance of the present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as the Administrative Agent or the Lenders may reasonably request in order to create, preserve and protect those guaranties and assurances.

5.             Representations. Each Loan Party that is a party hereto represents and warrants to Lenders that as of the date of this Agreement: (a) this Agreement has been duly authorized, executed, and delivered by each such Loan Party; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by each such Loan Party of this Agreement; (c) the Loan Documents, as amended by this Agreement, are valid and binding upon each Loan Party that is a party thereto and are enforceable against each Loan Party in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance by each Loan Party that is a party hereto of this Agreement do not require the consent of any other Person and do not and will not constitute a violation of any Laws, order of any Governmental Authority, or material agreements to which any such Loan Party that is a party or by which any such Loan Party is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Agreement, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the

Credit Agreement; and (f) both before and after giving effect to this Agreement, no Default or Event of Default exists.

6.             Conditions. This Agreement shall not be effective unless and until:

(a)           this Agreement is executed by each Borrower, the Trust, each Guarantor, Administrative Agent, and the Required Lenders;

(b)           the representations and warranties in this Agreement are true and correct in all material respects on and as of the date of this Agreement, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;

(c)           both before and after giving effect to this Agreement, no Default or Event of Default exists; and

(d)           Administrative Agent shall have received, for the benefit of the applicable Lenders, an amendment fee equal to 0.20% times the Commitment of each Lender that executes this Agreement.

7.             Continued Effect. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8.             Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Agreement shall be construed — and its performance enforced — under New York law, (d) if any part of this Agreement is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

9.             Parties. This Agreement binds and inures to each of the parties hereto and their respective successors and permitted assigns.

10.          ENTIRETIES. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BANK OF AMERICA, N.A., a national banking association, as Administrative Agent, L/C Issuer, Swing Line Lender, and a Lender

By:	/s/ Ron Odlozil
Ron Odlozil
Senior Vice President

Signature Page to Second Amendment and Waiver to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Donald Shokrian
	Name:	Donald Shokrian
	Title:	Managing Director

Signature Page to Third Amendment and Waiver to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

MERRILL LYNCH CAPITAL CORPORATION, as a Lender

By:	/s/ Chantal Simon
	Name:	Chantal Simon
	Title:	Vice President

Signature Page to Third Amendment and Waiver to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

MORGAN STANLEY BANK, as a Lender

By:	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Authorized Signatory Morgan Stanley Bank

Signature Page to Third Amendment and Waiver to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Brenda Casey
	Name:	Brenda Casey
	Title:	Director

By:	/s/ Joanna Soliman
	Name:	Joanna Soliman
	Title:	Assistant Vice President

Signature Page to Third Amendment and Waiver to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BANK MIDWEST, N.A., as a Lender

By:	/s/ Timothy B. Kenney
	Name:	Timothy B. Kenney
	Title:	Senior Vice President

Signature Page to Third Amendment and Waiver to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GMH COMMUNITIES, LP, a Delaware limited partnership, as Borrower

By:	GMH COMMUNITIES GP TRUST, a Delaware trust, its General Partner

	By:	/s/ Joseph M. Macchione
Joseph M. Macchione
Vice President

Signature Page to Third Amendment and Waiver to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GMH COMMUNITIES TRUST,a Maryland real estate investment trust, as a Guarantor

By:	/s/ Joseph Macchione
	Name:	Joseph Macchione
	Title:	EVP and General Counsel

Signature Page to Third Amendment and Waiver to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

COLLEGE PARK MANAGEMENT TRS, INC.,
a Delaware corporation

By:	/s/ Joseph M. Macchione
Joseph M. Macchione
Vice President and Secretary

Signature Page to Third Amendment and Waiver to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GMH MILITARY HOUSING, LLC,
a Delaware limited liability company

By:	/s/ Joseph M. Macchione
Joseph M. Macchione
Vice President and Secretary

Signature Page to Third Amendment and Waiver to Credit Agreement

To induce the Credit Parties to enter into this Agreement, the undersigned jointly and severally (a) consent and agree to this letter’s execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Agreement and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), and (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.

GMH COMMUNITIES TRUST,a Maryland real estate investment trust, as a Guarantor

By:	/s/ Joseph Macchione
	Name:	Joseph Macchione
	Title:	EVP and General Counsel

GMH COMMUNITIES LP, a Delaware limited partnership, as a Guarantor

By:	GMH COMMUNITIES GP TRUST, a Delaware trust, its General Partner

	By:	/s/ Joseph Macchione
		Name:	Joseph Macchione
		Title:	Secretary

Signature Page to Third Amendment and Waiver to Credit Agreement

SOUTH CAROLINA ASSOCIATES, LLC, a Delaware limited liability company, as a Guarantor

CROYDEN AVENUE ASSOCIATES, LLC, a Delaware limited liability company, as a Guarantor

MONKS ROAD ASSOCIATES, LLC, a Delaware limited liability company, as a Guarantor

LUBBOCK TWO ASSOCIATES, LLC, a Delaware limited liability company, as a Guarantor

DENTON ASSOCIATES, LLC, a Delaware limited liability company, as a Guarantor

SAVOY VILLAGE ASSOCIATES, LLC, a Delaware limited liability company, as a Guarantor

RENO ASSOCIATES, LLC, a Delaware limited liability company, as a Guarantor

COLLEGE PARK INVESTMENTS LLC, a Delaware limited liability company, as a Guarantor

COLLEGE PARK MANAGEMENT LLC, a Delaware limited liability company, as a Guarantor

GMH MILITARY HOUSING LLC, a Delaware limited liability company, as a Guarantor

GMH MILITARY HOUSING INVESTMENTS LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ Joseph Macchione
	Name:	Joseph Macchione
	Title:	Vice President

Signature Page to Third Amendment and Waiver to Credit Agreement

COLLEGE PARK MANAGEMENT TRS, INC., a Delaware corporation, as a Guarantor

By:	/s/ Joseph M. Macchione
Joseph M. Macchione
Vice President and Secretary

Signature Page to Third Amendment and Waiver to Credit Agreement

For the Quarter/Year ended                            (“Statement Date”)

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

I.	Section 7.10(a) – Minimum Net Worth.

A.	GAAP Net Worth:		$

B.	Intangible Assets		$

C.	Accumulated Depreciation and Amortization		$

D.	Consolidated Tangible Net Worth (Line I.A. – Line I.B. + Line I.C.)		$

E.	75% of Net Proceeds of Equity Issuances after date of the Agreement:		$

F.	Minimum required Net Worth ($275,000,000 + Line I.E.):		$

G.	Excess or (deficiency) for covenant compliance (Line I.D. – I.F.):		$

II.	Section 7.10(b) –Interest Coverage Ratio.

	A.	Consolidated EBITDA (See Schedule 4)	$

	B.	Capital Expenditure Reserve	$

	C.	Adjusted EBITDA (Line II.A. – Line II.B.)	$

	D.	Interest Expense	$

	E.	Ratio of Line II.C. to II.D.

Minimum Required			2.0 to 1.0

III.	Section 7.10(c) –Fixed Charge Coverage Ratio.

	A.	Consolidated EBITDA (See Schedule 4)	$

	B.	Capital Expenditure Reserve	$

	C.	Adjusted EBITDA (Line III.A. – Line III.B.)	$

	D.	Interest Expense	$

	E.	Preferred Stock Dividends	$

	F.	Scheduled Principal Payments (excluding balloon payments)	$

Third Amendment and Waiver To Credit Agreement

	G.	Fixed Charges (Line III.D. + Line III.E + Line III.F.)	$

	H.	Ratio of III.C. to III.G.

Minimum Required			1.75 to 1.0

IV.	Section 7.10(d) –Unsecured Interest Coverage Ratio.

	A.	NOI from Unencumbered Properties (See Schedule 4)	$

	B.	Consolidated EBITDA from operation of Military Housing Projects	$

	C.	Consolidated EBITDA from operation of Student Housing Projects owned by third parties	$

	D.	Capital Expenditure Reserve	$

	E.	Adjusted Borrowing Base Cash Flow (Line IV.A. + Line IV.B. + Line IV.C. – Line IV.D.)	$

	F.	Interest Expense on Indebtedness which is not Secured Debt	$

	G.	Ratio of IV.E. to IV.F.

Minimum Required			2.25 to 1.0

V.	Section 7.10(e) – Leverage Ratio.

	A.	Total Debt	$

	B.	Total Asset Value (See Schedule 3)	$

	C.	Ratio of V.A. to V.B.

Maximum Allowed			[60% after December 31, 2006]
[70% through December 31, 2006]

VI.	Section 7.10(f) –Total Recourse Debt.

	A.	Actual Recourse Debt (including the Obligations)	$

	B.	Borrowing Base Value (See Schedule 3)	$

	C.	(Excess) or deficiency for covenant compliance (Line VI.A. – VI.B.):	$

Third Amendment and Waiver To Credit Agreement

VII.	Section 7.03(f)(i) – Secured Recourse Debt other than the Obligations.

	A.	Actual Secured Recourse Debt (excluding the Obligations)	$

	B.	Maximum Permitted	$25,000,000

	C.	(Excess) or deficiency for covenant compliance (Line VII.A. – VII.B.):	$

VIII.	Section 7.03(f)(ii) - – Unsecured Recourse Debt other than the Obligations.

	A.	Actual Unsecured Recourse Debt (excluding the Obligations)	$

	B.	Maximum Permitted	$125,000,000

	C.	Complies with the provision of Section 7.03(f)(ii)(A)-(E)

	C.	(Excess) or deficiency for covenant compliance (Line VII.A. – VII.B.):	$

IX.	Section 7.05(d) and (e) –Restricted Payments.

	A.	GMH Operating Partnership:

	(i)	Funds from Operations	$

	(ii)	Distributions	$

	(iii)	Percent (ii) / (i) (not to exceed 95%)

	B.	Trust:

	(i)	Funds from Operations	$

	(ii)	Distributions	$

	(iii)	Percent (ii) / (i) (not to exceed 95%)

X.	Section 7.02(b) – Investments

			Total Asset		Maximum
Investments		Amount	Value		Allowed

(i)	Investments in raw land	$		%	10%

(ii)	Investments in Properties under construction	$		%	20%

(iii)	Unconsolidated Affiliates	$		%	20%

Third Amendment and Waiver To Credit Agreement

(iv)	Other Non-Real Estate Investments	$	%	10%

(v)	Indebtedness secured by Real Property	$	%	10%

(vi)	All Investments described in (i) through (v) above	$	%	30%

XI.	Section 7.10(g) – Maximum Unhedged Variable Rate Debt

	A.	Actual Variable Rate Debt	$

	B.	Total Indebtedness	$

	C.	Ratio of Line X.A. to Line X.B.

	D.	Maximum Permitted	30%

Third Amendment and Waiver To Credit Agreement

SCHEDULE 4

TO COMPLIANCE CERTIFICATE

($ in 000’s)

NOI from Unencumbered Properties		Most Recent Fiscal Quarter Annualized
rental, management, and operating income from Student Housing Projects		$
-	property operating expenses	$
-	real estate taxes	$
-	bad debt expense	$
-	other operating expenses and property charges related to operation of Student Housing Projects	$
+	debt service	$
+	income taxes paid	$
+	depreciation, amortization, and other non-cash expenses	$
=	NOI from Unencumbered Properties	$

Consolidated EBITDA		Most Recent Fiscal Quarter Annualized
Consolidated Net Income		$
+	Consolidated Interest Charges	$
+	income taxes	$
+	depreciation expense	$
+	amortization expense	$
+	non-recurring non-cash expenses	$
+	Special Investigation Expenses (commencing with the period ending June 30, 2006)	$
-	income tax credits	$
-	non-cash income	$
=	Consolidated EBITDA	$

Third Amendment and Waiver To Credit Agreement